CINCINNATI  FINANCIAL  CORPORATION

Mailing Address:                  P.O. BOX 145496

CINCINNATI, OHIO  45250-5496

              (513) 870-2000

Investor Contact:  Heather J. Wietzel

(513) 870-2768

Media Contact:  Joan O. Shevchik

(513) 603-5323

Cincinnati Financial Corporation Elects New Director

• Increases board to 15 members

• Indicates slate of nominees for election by shareholders on May 5, 2007

CINCINNATI, November 20, 2006 -- Cincinnati Financial Corporation (Nasdaq: CINF) today announced that the board of directors elected Gregory T. Bier, CPA, to the board and its investment committee at the regularly scheduled meeting of the board on November 17, 2006. The board also appointed Bier to its audit committee, subject to final determination of his status as an independent director under the company’s corporate governance guidelines and relevant NASDAQ definitions. In conjunction with the appointment of Bier, the size of the board was increased to 15 members. As reported in the company’s 2006 proxy statement, nine of the 14 current directors meet the applicable criteria for independence.

At the company's next annual meeting of shareholders on May 5, 2007, Bier will stand for election for a three-year term to expire in 2010, and directors Dirk J. Debbink and Douglas S. Skidmore will stand for re-election for the same term. The board determined that two current directors will not stand for re-election.

Bier, 60, retired in 2002 from Deloitte & Touche LLP. At retirement, he was managing partner of the Cincinnati Office, having previously served as lead partner on audits of locally based companies including The E.W. Scripps Co., Fifth Third Bancorp, The Midland Company and The Procter & Gamble Co. He was lead partner from 1994 through 1997 and an advisory partner from 1998 through 2002 on Deloitte’s audits of Cincinnati Financial Corporation.

Bier joined Haskins & Sells, which later became part of Deloitte, after graduating in 1968 from Xavier University in Cincinnati. He has been a certified public accountant since 1970. He currently serves on the audit committee of Catholic Healthcare Partners, a Cincinnati-based not-for-profit health system.

Chairman and Chief Executive Officer John J. Schiff, Jr., CPCU, commented, “Greg brings to our board his substantial financial expertise, along with his knowledge of our company and other local public companies in which we are long-time investors. This addition complements the many strengths of the 14 directors who continue on our board at this time. Just as important, it helps keep us in good shape to continue serving shareholders when two current directors do not stand for re-election next May, according to our corporate governance guideline on director age.”

Schiff noted that directors Michael Brown and John M. Shepherd, both members of the executive committee, will not stand for re-election at the May 2007 annual meeting of shareholders. “Our board and shareholders have benefited for 26 years from the superb business acumen of Mike Brown, president of the Cincinnati Bengals, Inc. For the past five years, we have had the benefit of an independent business perspective from John Shepherd, chairman and chief executive officer of The Shepherd Chemical Company. We thank both of these individuals for their roles in helping the company fulfill our promises, building a foundation for growth and stability that should benefit our shareholders, agents, policyholders and associates and community far into the future.”

Separately, the board of directors of the company's life insurance subsidiary, The Cincinnati Life Insurance Company, named Chief Insurance Officer James E. Benoski to the additional post of chief executive officer, and Chief Financial Officer Kenneth W. Stecher to the additional posts of executive vice president and chairman of the board. The Cincinnati Life board’s action reflected the roles Benoski and Stecher have been filling for the past several years, in parallel with similar recognition and the same titles given in May 2006 by the boards of the company’s property casualty insurance subsidiaries.

Cincinnati Financial Corporation offers property and casualty insurance, its main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CFC Investment Company offers commercial leasing and financing services. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals.

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2005 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 21. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Inaccurate estimates or assumptions used for critical accounting estimates

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Downgrade of the company’s financial strength ratings,

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Concerns that doing business with the company is too difficult

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace or

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Regulations or laws that change industry or company practices for our agents.

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Increased competition that could result in a significant reduction in the company’s premium growth rate

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Underwriting and pricing methods adopted by competitors that could allow them to identify and flexibly price risks, which could decrease our competitive advantages

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Actions of insurance departments, state attorneys general or other regulatory agencies that:

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Increase our expenses

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace or

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Restrict our ability to execute our business model, including the way we compensate agents

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Sustained decline in overall stock market values negatively affecting the company’s equity portfolio and book value; in particular a sustained decline in the market value of Fifth Third Bancorp (NASDAQ:FITB) shares, a significant equity holding

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Recession or other economic conditions or regulatory, accounting or tax changes resulting in lower demand for insurance products

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Events that lead to a significant decline in the value of a particular security and impairment of the asset

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Prolonged medium- and long-term low interest rate environment or other factors that limit the company’s ability to generate growth in investment income

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Adverse outcomes from litigation or administrative proceedings

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Investment activities or market value fluctuations that trigger restrictions applicable to the parent company under the Investment Company Act of 1940

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Events, such as an avian flu epidemic, natural catastrophe or construction delays, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.